EXHIBIT 99.1

To Form 8-K dated July 29, 2013

NEWS RELEASE

SEACOAST BANKING CORPORATION OF FLORIDA

Dennis S. Hudson, III

Chairman and Chief Executive Officer

Seacoast Banking Corporation of Florida

(772) 288-6085

William R. Hahl

Executive Vice President/

Chief Financial Officer

(772) 221-2825

SEACOAST REPORTS $2.9 MILLION IN NET INCOME FOR THE QUARTER

Revenue and growth initiatives produce results

•	Noninterest income (excluding securities gains) up 21.4 percent
•	Ending net loan balances up 4.1 percent compared to a year ago and were up 14.6 percent linked quarter annualized
•	Noninterest income to total revenue increased to 28.2 percent compared to 24.6 percent a year ago

Expense reductions are on target

•	Total expenses down $1.7 million or 8.1 percent for the quarter
•	Core expenses down 3.0 percent year to date compared to year ago
•	Targeting at least $7.4 million in reduced expenses for 2013

Investments in loan production personnel producing results

•	Higher loan production for the quarter of $183.0 million a sequential increase of 53.3 percent
•	Much stronger commercial production of $68.4 million, a $31.4 million sequential increase
•	Consumer loan production increased $32.4 million sequentially and totaled $114.4 million

STUART, FL., July 29, 2013 – Seacoast Banking Corporation of Florida (NASDAQ-NMS: SBCF), today reported second quarter 2013 net income of $2,954,000 compared to a net loss of $2,335,000 for the same quarter last year. Net income available to common shareholders for the second quarter 2013 totaled $2,017,000 or $0.02 per diluted common share, compared with a net loss of $3,272,000 or $0.03 per diluted common share for 2012.

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“Revenue growth continued to pick up momentum during the quarter as loan production was much improved. Noninterest revenue continued to increase as core expense and total expenses declined when compared to the prior year,” said Dennis S. Hudson, III Chairman and CEO.

Growth Initiatives Build Core Earnings

•	Total revenues, excluding securities gains for the quarter ended June 30, 2013 were $22.4 million, compared to $21.9 million for the first quarter 2013 and up $1.2 million compared to second quarter 2012. Year to date revenues were $44.4 million compared to $42.8 million a year ago;
•	Period-end noninterest bearing deposits totaled $468.5 million at June 30, 2013, up $74.8 million or 19.0 percent from the same quarter last year;
•	Second quarter average loans increased $22.1 million linked quarter or 7.1 percent annualized and were up $38.6 million year over year or a growth rate of 3.1 percent; and
•	Average total deposits increased $32.3 million or 1.9 percent year over year.

Over the last several years, our focused tactical initiatives have produced strong organic core customer deposit account growth and increased core customer funding. Core customer funding totaled $1.6 billion at June 30, 2013, up $147 million from last year’s second quarter and up 27.6 percent since the second quarter 2011. In addition deposit mix continued to improve with noninterest bearing deposits increasing to almost 27 percent of total deposits at quarter end 2013.

(Dollars in thousands)	Second Quarter 2013	Second Quarter 2012	Second Quarter 2011	2013 vs 2012 Change	2012 vs 2011 Change
Customer Relationship Funding
Demand deposits (noninterest bearing)	$468,517	$393,681	$321,876	19.0%	22.3%
NOW	453,069	420,449	385,640	7.8	9.0
Money market accounts	335,947	346,191	320,510	(3.0)	8.0
Savings deposits	184,219	156,019	125,221	18.1	24.6
Time certificates of deposit	296,857	373,244	528,214	(20.5)	(29.3)
Total deposits	1,738,609	1,689,584	1,681,461	2.9	0.5
Sweep repurchase agreements	160,934	139,489	102,827	15.4	35.7
Total core customer funding (1)	1,602,686	1,455,829	1,256,074	10.1	15.9
Demand deposit mix (noninterest bearing)	26.9%	23.3%	19.1%

(1) Total deposits and sweep repurchase agreements, excluding certificates of deposits.

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Additional growth highlights for second quarter 2013:

•	Interchange fees and service charges on deposit accounts grew by 20.3% and 10.4%, respectively, compared to last year’s second quarter;
•	Fees from wealth management services totaled $1,037,000 for the second quarter, up $175,000 or 20.3 percent compared to a year ago; and
•	Mortgage Banking fees increased $354,000 or 39.2 percent for the quarter compared to the second quarter a year ago.

The following details noninterest income for the second quarter ended June 30, 2013 compared to the last four quarters:

(Dollars in thousands)	Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012
Noninterest Income:
Service charges on deposit accounts	$1,641	$1,551	$1,677	$1,620	$1,487
Trust income	675	676	592	550	564
Mortgage banking fees	1,256	1,114	1,030	1,155	902
Brokerage commissions and fees	362	425	292	247	298
Marine finance fees	419	272	258	279	244
Interchange income	1,388	1,264	1,157	1,119	1,154
Other deposit based EFT fees	87	98	83	70	84
Other	507	531	520	639	486
Total	6,335	5,931	5,609	5,679	5,219

Loss on sale of commercial loan held for sale	0	0	(1,238)	0	0
Securities gains, net	114	25	582	48	3,615
	$6,449	$5,956	$4,953	$5,727	$8,834

Credit Quality Improves

•	Net charge-offs declined to $2.0 million in the second quarter 2013 compared to $6.3 million a year ago;
•	Nonperforming loans totaled 2.63 percent of loans, compared with 2.88 percent last quarter and 3.97 percent one year ago;
•	Nonperforming assets to total assets of 1.98 percent is lower compared to 2.64 percent a year ago;
•	Net charge-offs as a ratio of average loans for the first six months declined to 0.57 percent compared to 1.59 percent for 2012;
•	Restructured loans reduced to $29.6 million down 28.1% linked quarter; and

•	Net loss on other real estate owned and repossessed assets declined by $297,000 or 37.6% during the second quarter year over year.

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(Dollars in thousands )	Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012

Net charge-offs	$2,027	$1,517	$2,151	$2,416	$6,275
Net charge-offs to average loans	0.64%	0.49%	0.69%	0.79%	2.05%

Loan loss provision	$565	$953	$1,136	$900	$6,455
Allowance to loans at end of period	1.59%	1.76%	1.80%	1.92%	2.02%

Restructured loans (accruing)	$29,612	$41,170	$41,946	$44,179	$54,842

Nonperforming loans	$33,266	$35,208	$40,955	$44,450	$48,482
Other real estate owned	10,063	10,850	11,887	8,888	7,219
Nonperforming assets	$43,329	$46,058	$52,842	$53,338	$55,701

Nonaccrual loans and accruing loans 90 days or more past due to loans outstanding at end of period	2.63%	2.88%	3.34%	3.70%	3.97%

Nonperforming assets to total assets	1.98	2.09	2.43	2.56	2.64

Noninterest Expenses

Previously announced plans to reduce both core operating expenses and total expenses were fully implemented at year end which meaningfully reduced our expense structure for 2013. Total noninterest expenses fell by $1.7 million or 8.1 percent for the quarter compared with the prior year. Contributing to the decline were much lower expenses related to OREO and other asset disposition costs as overall asset quality continued to improve as well as reduced core operating expenses.

Core Operating Expenses for the quarter were reduced by $220 thousand or 1.1 percent compared with the prior year and were down $1.1 million or 3.0 percent for the first six months compared to 2012. Core operating expenses for the quarter included $585 thousand in salaries and employee benefits expense associated with investments in new lending and credit personnel related to our growth initiatives.

Noninterest expenses for the second quarter 2013 are presented below compared to the prior four quarters:

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(Dollars in thousands)	Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012
Noninterest Expense:

Salaries and wages	$7,892	$7,437	$7,258	$7,442	$7,297
Employee benefits	1,823	2,223	1,860	1,924	1,916
Outsourced data processing costs	1,631	1,498	1,904	1,923	1,834
Telephone / data lines	325	285	293	299	297
Occupancy expense	1,775	1,755	1,896	1,876	1,818
Furniture and equipment expense	571	561	585	556	607
Marketing expense	685	449	707	785	677
Legal and professional fees	949	796	1,114	1,122	1,637
FDIC assessments	720	717	697	695	707
Amortization of intangibles	197	195	195	196	196
Other	2,512	2,153	2,428	2,018	2,314
Total Core Operating Expense	19,080	18,069	18,937	18,836	19,300

Severance and organizational changes	10	33	84	839	138
Branch consolidation	0	0	407	232	125
Recovery of prior legal fees	(650)	0	0	(500)	0
Net loss on OREO and repossessed assets	493	567	157	561	790
Asset dispositions expense	111	290	200	364	368
Total	$19,044	$18,959	$19,785	$20,332	$20,721

Over the past year, we redeployed overhead into additional loan production personnel while simultaneously reducing overall operating expenses. We believe these investments are particularly important in the current low rate environment. Investments in additional lending and credit support personnel have been significant over the past year and are a critical component of our commercial and business banking growth plan. Annual salaries and benefits added to our lending and credit support teams during each of the past two years and year-to-date for 2013 are presented in the table below:

Annual Salaries and Benefits Added to Lending and Credit Support Teams

(Dollars in thousands)	Year to Date	Year-end
	2013	2012	2011	Total
Loan production and support personnel:

Commercial	$400	$2,065	$527
Residential	41	396	248
	$441	$2,461	$775	$3,677

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As shown in the table below, total loan originations and pipeline balances have been growing over the prior four quarters and now total over $115 million for the second quarter 2013 as a result of the investments in revenue producing personnel in 2011 and 2012. Also included in the table below, are the salaries and benefits associated with new commercial loan officers and credit support personnel with tenures of six months or less for each quarter of 2013 and the last three quarters of 2012. These costs are included in core operating expenses, are significant and are considered investments that impact our efficiency in the short run.

(Dollars in thousands)	Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012

Commercial pipeline	$46,850	$63,842	$26,809	$45,769	$29,858
Commercial loans closed	68,388	36,973	49,190	24,628	21,710
Total loan originations and pipeline	$115,238	$100,815	$75,999	$70,397	$51,568
Salaries and benefits, lenders and support personnel < six months	$585	$538	$345	$332	$228
Total revenues, excluding securities gains and loss on sale of commercial loan	$22,449	$21,931	$21,817	$21,631	$21,226

Our revenue growth is being positively impacted with increased loan production by our investment in new loan production personnel and core operating leverage is expected to improve in the future as productivity improves.

The Company’s tier 1 capital ratio was 17.0 percent and the total risk based capital ratio was 18.3 percent at June 30, 2013. The tangible common equity ratio was 5.31 percent at June 30, 2013. Adjusting the tangible common equity ratio for the reversal of the deferred tax valuation allowance would increase the ratio to approximately 7.25 percent. Our improved earnings and lower credit risk continue to increase the likelihood that the allowance will be recovered as early as this year.

The Company will host a conference call on Monday, July 29, 2013 at 10:00 a.m. (Eastern Time) to discuss its earnings results and business trends.  Investors may call in (toll-free) by dialing (888) 517-2458 (access code: 6117222; leader: Dennis S. Hudson).  Charts will be used during the conference call and may be accessed at Seacoast’s website at www.seacoastbanking.net by selecting “Presentations” under the heading “Investor Services”.  A replay of the conference call will be available beginning the afternoon of July 29 by dialing (888) 843-7419 (domestic), using the passcode 6117222.

Alternatively, individuals may listen to the live webcast of the presentation by visiting the Company’s website at www.seacoastbanking.net.  The link to the live audio webcast is located in the subsection “Presentations” under the heading “Investor Services”.  Beginning the afternoon of July 29, 2013, an archived version of the webcast can be accessed from this same subsection of the website.  This webcast will be archived and available for one year.

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With over $2 billion in assets, 34 traditional branches and offering business banking loan and deposit products and services in 5 Accelerate offices fueled by the power of Seacoast National Bank, Seacoast is one of the largest community banks headquartered in Florida. Offices stretch from Broward County north through the Treasure Coast and into Orlando, and west to Okeechobee and surrounding counties.

Cautionary Notice Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements about future financial and operating results, ability to realized deferred tax assets, cost savings, enhanced revenues, economic and seasonal conditions in our markets, and improvements to reported earnings that may be realized from cost controls and for integration of banks that we have acquired, as well as statements with respect to Seacoast’s objectives, expectations and intentions and other statements that are not historical facts. Actual results may differ from those set forth in the forward-looking statements.

Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of Seacoast to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect us to update any forward-looking statements.

You can identify these forward-looking statements through our use of words such as “may,” “will,” “anticipate,” “assume,” “should,” “support”, “indicate,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “further”, “point to,” “project,” “could,” “intend” or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the effects of future economic and market conditions, including seasonality; governmental monetary and fiscal policies, as well as legislative, tax and regulatory changes; changes in accounting policies, rules and practices; the risks of changes in interest rates on the level and composition of deposits, loan demand, liquidity and the values of loan collateral, securities, and interest sensitive assets and liabilities; interest rate risks, sensitivities and the shape of the yield curve; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; and the failure of assumptions underlying the establishment of reserves for possible loan losses. The risks of mergers and acquisitions, include, without limitation: unexpected transaction costs, including the costs of integrating operations; the risks that the businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the potential failure to fully or timely realize expected revenues and revenue synergies, including as the result of revenues following the merger being lower than expected; the risk of deposit and customer attrition; any changes in deposit mix; unexpected operating and other costs, which may differ or change from expectations; the risks of customer and employee loss and business disruption, including, without limitation, as the result of difficulties in maintaining relationships with employees; increased competitive pressures and solicitations of customers by competitors; as well as the difficulties and risks inherent with entering new markets.

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All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2012 under “Special Cautionary Notice Regarding Forward-Looking Statements” and “Risk Factors”, and otherwise in our SEC reports and filings. Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC’s Internet website at http://www.sec.gov.

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FINANCIAL HIGHLIGHTS	(Unaudited)
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES

(Dollars in thousands, except share data)	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2013	2013	2012	2013	2012
Summary of Earnings
Net income	$2,954	$2,044	$(2,335)	$4,998	$(1,397)
Net income available to common shareholders	2,017	1,107	(3,272)	3,124	(3,271)
Net interest income (1)	16,172	16,055	16,052	32,227	32,741
Net interest margin (1), (2)	3.12	3.15	3.17	3.13	3.25

Performance Ratios
Return on average assets-GAAP basis (2), (3)	0.54%	0.38%	(0.44)%	0.46%	(0.13)%
Return on average shareholders' equity-GAAP basis (2), (3)	7.19	5.09	(5.56)	6.15	(1.68)
Return on average tangible common shareholders' equity-GAAP basis (2), (3), (4)	10.37	7.37	(7.91)	8.79	(2.39)
Efficiency ratio (5)	81.06	81.45	91.05	81.25	89.49
Noninterest income to total revenue	28.22	27.00	24.60	27.64	23.70

Per Share Data
Net income diluted-GAAP basis	$0.02	$0.01	$(0.03)	$0.03	$(0.03)
Net income basic-GAAP basis	0.02	0.01	(0.03)	0.03	(0.03)
Book value per share common	1.18	1.24	1.24	1.18	1.24
Tangible book value per share	1.69	1.74	1.73	1.69	1.73
Tangible common book value per share (4)	1.17	1.23	1.22	1.17	1.22
Cash dividends declared	0.00	0.00	0.00	0.00	0.00

(1)	Calculated on a fully taxable equivalent basis using amortized cost.
(2)	These ratios are stated on an annualized basis and are not necessarily indicative of future periods.
(3)	The calculation of ROA and ROE do not include the mark-to-market unrealized gains (losses) because the unrealized gains (losses) are not included in net income (loss).

(4)	The Company defines tangible common equity as total shareholders equity less preferred stock and intangible assets.
(5)	Defined as (non-interest expense less foreclosed property expense and amortization of intangibles) divided by net operating revenue.
n/m	= not meaningful

FINANCIAL HIGHLIGHTS
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES

	June 30,	March 31,	June 30,
(Dollars in thousands, except share data)	2013	2013	2012

Selected Financial Data
Total assets	$2,183,680	$2,202,049	$2,106,514
Securities available for sale (at fair value)	672,809	649,196	562,691
Net loans	1,245,815	1,202,270	1,196,719
Deposits	1,738,609	1,762,164	1,689,584
Total shareholders' equity	161,248	166,705	165,453
Common shareholders' equity	111,878	117,647	117,332

Average Balances (Year-to-Date)
Total assets	$2,173,810	$2,169,329	$2,129,949
Less: intangible assets	1,299	1,395	2,086
Total average tangible assets	$2,172,511	$2,167,934	$2,127,863

Total equity	$163,776	$162,795	$167,665
Less: intangible assets	1,299	1,395	2,086
Total average tangible equity	$162,477	$161,400	$165,579

Credit Analysis
Net charge-offs year-to-date	$3,545	$1,517	$9,690
Net charge-offs to average loans (annualized)	0.57%	0.49%	1.59%
Loan loss provision year-to-date	$1,518	$953	$8,760
Allowance to loans at end of period	1.59%	1.76%	2.02%

Nonperforming loans	$33,266	$35,208	$48,482
Other real estate owned	10,063	10,850	7,219
Total nonperforming assets	$43,329	$46,058	$55,701

Restructured loans (accruing)	$29,612	$41,170	$54,842

Nonperforming loans to loans at end of period	2.63%	2.88%	3.97%

Nonperforming assets to total assets	1.98%	2.09%	2.64%

CONDENSED CONSOLIDATED STATEMENTS OF INCOME	(Unaudited)
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(Dollars in thousands, except per share data)	2013	2012	2013	2012

Interest on securities:
Taxable	$3,008	$3,309	$6,077	$7,644
Nontaxable	18	23	150	47
Interest and fees on loans	14,264	14,707	28,291	29,481
Interest on federal funds sold and other investments	225	267	452	484
Total Interest Income	17,515	18,306	34,970	37,656

Interest on deposits	191	418	399	867
Interest on time certificates	501	1,133	1,033	2,633
Interest on borrowed money	708	748	1,424	1,507
Total Interest Expense	1,400	2,299	2,856	5,007

Net Interest Income	16,115	16,007	32,114	32,649
Provision for loan losses	565	6,455	1,518	8,760
Net Interest Income After Provision for Loan Losses	15,550	9,552	30,596	23,889

Noninterest income:
Service charges on deposit accounts	1,641	1,487	3,192	2,948
Trust income	675	564	1,351	1,137
Mortgage banking fees	1,256	902	2,370	1,525
Brokerage commissions and fees	362	298	787	532
Marine finance fees	419	244	691	574
Interchange income	1,388	1,154	2,652	2,225
Other deposit based EFT fees	87	84	185	183
Other	507	486	1,038	1,032
	6,335	5,219	12,266	10,156
Securities gains, net	114	3,615	139	6,989
Total Noninterest Income	6,449	8,834	12,405	17,145

Noninterest expenses:
Salaries and wages	7,902	7,435	15,372	14,490
Employee benefits	1,823	1,916	4,046	3,926
Outsourced data processing costs	1,630	1,834	3,129	3,555
Telephone / data lines	325	297	610	586
Occupancy	1,775	1,943	3,530	3,825
Furniture and equipment	571	607	1,132	1,102
Marketing	685	677	1,134	1,603
Legal and professional fees	299	1,637	1,095	3,413
FDIC assessments	720	707	1,437	1,413
Amortization of intangibles	196	196	392	397
Asset dispositions expense	111	368	401	895
Net loss on other real estate owned and repossessed assets	493	790	1,060	2,749
Other	2,516	2,314	4,665	4,477
Total Noninterest Expenses	19,046	20,721	38,003	42,431

Income Before Income Taxes	2,954	(2,335)	4,998	(1,397)
Provision for income taxes	0	0	0	0

Net Income	2,954	(2,335)	4,998	(1,397)
Preferred stock dividends and accretion on preferred stock discount	937	937	1,874	1,874
Net Income Available to Common Shareholders	$2,017	$(3,272)	$3,124	$(3,271)

Per share of common stock:

Net income diluted	$0.02	$(0.03)	$0.03	$(0.03)
Net income basic	0.02	(0.03)	0.03	(0.03)
Cash dividends declared	0.00	0.00	0.00	0.00

Average diluted shares outstanding	94,682,401	94,452,317	94,654,394	94,423,611
Average basic shares outstanding	93,973,256	93,667,231	93,960,270	93,642,680

CONDENSED CONSOLIDATED BALANCE SHEETS	(Unaudited)
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES

	June 30,	December 31,	June 30,
(Dollars in thousands, except share data)	2013	2012	2012

Assets
Cash and due from banks	$33,673	$45,620	$29,333
Interest bearing deposits with other banks	106,446	129,367	190,302
Total Cash and Cash Equivalents	140,119	174,987	219,635

Securities:
Available for sale (at fair value)	672,809	643,050	562,691
Held for investment (at amortized cost)	0	13,818	17,122
Total Securities	672,809	656,868	579,813

Loans available for sale	26,029	36,021	11,186

Loans, net of deferred costs	1,265,893	1,226,081	1,221,354
Less: Allowance for loan losses	(20,078)	(22,104)	(24,635)
Net Loans	1,245,815	1,203,977	1,196,719

Bank premises and equipment, net	35,029	34,465	35,044
Other real estate owned	10,063	11,887	7,219
Other intangible assets	1,109	1,501	1,892
Other assets	52,707	54,223	55,006
	$2,183,680	$2,173,929	$2,106,514

Liabilities and Shareholders' Equity
Liabilities
Deposits
Demand deposits (noninterest bearing)	$468,517	$422,833	$393,681
NOW	453,069	509,371	420,449
Savings deposits	184,219	164,956	156,019
Money market accounts	335,947	343,915	346,191
Other time certificates	168,710	182,495	207,062
Brokered time certificates	9,820	8,203	7,130
Time certificates of $100,000 or more	118,327	127,188	159,052
Total Deposits	1,738,609	1,758,961	1,689,584

Federal funds purchased and securities sold under agreements to repurchase, maturing within 30 days	160,934	136,803	139,489
Borrowed funds	50,000	50,000	50,000
Subordinated debt	53,610	53,610	53,610
Other liabilities	19,279	9,009	8,378
	2,022,432	2,008,383	1,941,061

Shareholders' Equity
Preferred stock - Series A	49,370	48,746	48,121
Common stock	9,487	9,484	9,477
Additional paid in capital	223,026	222,851	222,391
Accumulated deficit	(115,487)	(118,611)	(117,423)
Treasury stock	(12)	(62)	(32)
	166,384	162,408	162,534
Accumulated other comprehensive gain, net	(5,136)	3,138	2,919
Total Shareholders' Equity	161,248	165,546	165,453
	$2,183,680	$2,173,929	$2,106,514

Common Shares Outstanding	94,911,466	94,837,170	94,779,981

Note: The balance sheet at December 31, 2012 has been derived from the audited financial statements at that date.

CONSOLIDATED QUARTERLY FINANCIAL DATA	(Unaudited)
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES

	QUARTERS
	2013		2012
(Dollars in thousands, except per share data)	Second	First	Fourth	Third	Second
Net income (loss)	$2,954	$2,044	$240	$447	$(2,335)

Operating Ratios
Return on average assets-GAAP basis (2),(3)	0.54%	0.38%	0.05%	0.08%	(0.44)%
Return on average tangible assets (2),(3),(4)	0.57	0.41	0.07	0.11	(0.42)
Return on average shareholders' equity-GAAP basis (2),(3)	7.19	5.09	0.58	1.09	(5.56)
Efficiency ratio (5)	81.06	81.45	87.97	88.64	91.05
Noninterest income to total revenue	28.22	27.00	25.71	26.25	24.60

Net interest margin (1),(2)	3.12	3.15	3.22	3.17	3.17
Average equity to average assets	7.56	7.50	7.73	7.77	7.90

Credit Analysis
Net charge-offs	$2,028	$1,517	$2,151	$2,416	$6,275
Net charge-offs to average loans	0.64%	0.49%	0.69%	0.79%	2.05%
Loan loss provision	$565	$953	$1,136	$900	$6,455
Allowance to loans at end of period	1.59%	1.76%	1.80%	1.92%	2.02%

Restructured loans (accruing)	$29,612	41,170	41,946	44,179	54,842

Nonperforming loans	$33,266	35,208	40,955	44,450	48,482
Other real estate owned	10,063	10,850	11,887	8,888	7,219
Nonperforming assets	$43,329	$46,058	$52,842	$53,338	$55,701

Nonperforming loans to loans at end of period	2.63%	2.88%	3.34%	3.70%	3.97%
Nonperforming assets to total assets	1.98	2.09	2.43	2.56	2.64

Per Share Common Stock
Net income (loss) diluted-GAAP basis	$0.02	$0.01	$(0.01)	$(0.01)	$(0.03)
Net income (loss) basic-GAAP basis	0.02	0.01	(0.01)	(0.01)	(0.03)

Cash dividends declared	0.00	0.00	0.00	0.00	0.00
Book value per share common	1.18	1.24	1.23	1.25	1.24

Average Balances
Total assets	$2,178,242	$2,169,329	$2,111,986	$2,096,694	$2,133,713
Less: Intangible assets	1,205	1,395	1,596	1,793	1,988
Total average tangible assets	$2,177,037	$2,167,934	$2,110,390	$2,094,901	$2,131,725

Total equity	$164,746	$162,795	$163,341	$162,902	$168,457
Less: Intangible assets	1,205	1,395	1,596	1,793	1,988
Total average tangible equity	$163,541	$161,400	$161,745	$161,109	$166,469

(1)	Calculated on a fully taxable equivalent basis using amortized cost.
(2)	These ratios are stated on an annualized basis and are not necessarily indicative of future periods.
(3)	The calculation of ROA and ROE do not include the mark-to-market unrealized gains (losses), because the unrealized gains (losses) are not included in net income (loss).

(4)	The Company believes that return on average assets and equity excluding the impacts of noncash amortization expense on intangible assets is a better measurement of the Company's trend in earnings growth.

(5)	Defined as (non-interest expense less foreclosed property expense and amortization of intangibles) divided by net operating revenue(net interest income on a fully taxable equivalent basis plus non-interest income excluding securities gains)

	June 30,	December 31,	June 30,
SECURITIES	2013	2012	2012

U.S. Treasury and U.S. Government Agencies	$101	$1,707	$1,714
Mortgage-backed	631,228	640,445	560,070
Collateralized loan obligations	32,527	0	0
Obligations of states and political subdivisions	7,465	898	907
Other securities	1,488	0	0
Securities Available for Sale	672,809	643,050	562,691

Mortgage-backed	0	5,965	8,962
Obligations of states and political subdivisions	0	6,353	6,660
Other securities	0	1,500	1,500
Securities Held for Investment (1)	0	13,818	17,122
Total Securities	$672,809	$656,868	$579,813

(1)	Securities Held for Investment were transferred to Securities Available for Sale for more options to manage interest rate risk prospectively.

	June 30,	December 31,	June 30,
LOANS	2013	2012	2012
Construction and land development	$61,116	$60,736	$57,228
Real estate mortgage	1,094,976	1,056,159	1,057,551
Installment loans to individuals	44,296	46,930	50,133
Commercial and financial	65,224	61,903	56,220
Other loans	281	353	222
Total Loans	$1,265,893	$1,226,081	$1,221,354

AVERAGE BALANCES	(Unaudited)
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES

	QUARTER					Percent Change vs.
	2013		2012			1st Qtr	2nd Qtr

(Dollars in thousands)	Second	First	Fourth	Third	Second	2013	2012

Assets
Earning assets:
Securities:
Taxable	$639,769	$646,184	$604,412	$572,328	$552,501	(1.0)%	15.8%
Nontaxable	1,647	1,666	1,670	1,972	2,055	(1.1)	(19.8)
Total Securities	641,416	647,850	606,082	574,300	554,556	(1.0)	15.7

Federal funds sold and other investments	168,740	172,505	162,599	209,461	248,944	(2.2)	(32.2)

Loans, net	1,269,789	1,247,666	1,241,711	1,223,313	1,231,239	1.8	3.1

Total Earning Assets	2,079,945	2,068,021	2,010,392	2,007,074	2,034,739	0.6	2.2

Allowance for loan losses	(21,515)	(22,018)	(23,820)	(24,807)	(23,677)	(2.3)	(9.1)
Cash and due from banks	34,279	34,706	39,321	29,227	31,795	(1.2)	7.8
Premises and equipment	35,121	34,516	34,566	35,003	34,197	1.8	2.7
Other assets	50,412	54,104	51,527	50,197	56,659	(6.8)	(11.0)

	$2,178,242	$2,169,329	$2,111,986	$2,096,694	$2,133,713	0.4	2.1

Liabilities and Shareholders' Equity
Interest-bearing liabilities:
NOW	$461,005	$474,915	$449,476	$419,007	$423,240	(2.9)%	8.9%
Savings deposits	180,915	170,502	161,156	157,577	152,333	6.1	18.8
Money market accounts	339,058	341,833	346,089	350,213	336,392	(0.8)	0.8
Time deposits	302,110	311,945	330,556	358,504	406,292	(3.2)	(25.6)

Federal funds purchased and other short term borrowings	159,847	160,600	131,628	140,932	146,510	(0.5)	9.1
Other borrowings	103,610	103,610	103,610	103,610	103,610	0.0	0.0

Total Interest-Bearing Liabilities	1,546,545	1,563,405	1,522,515	1,529,843	1,568,377	(1.1)	(1.4)

Demand deposits (noninterest-bearing)	455,525	433,757	416,482	394,467	388,060	5.0	17.4
Other liabilities	11,426	9,372	9,648	9,482	8,819	21.9	29.6
Total Liabilities	2,013,496	2,006,534	1,948,645	1,933,792	1,965,256	0.3	2.5

Shareholders' equity	164,746	162,795	163,341	162,902	168,457	1.2	(2.2)

	$2,178,242	$2,169,329	$2,111,986	$2,096,694	$2,133,713	0.4	2.1

AVERAGE YIELDS / RATES(1)	(Unaudited)
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES

	QUARTER
	2013		2012
(Dollars in thousands)	Second	First	Fourth	Third	Second

Assets
Earning assets:
Securities:
Taxable	1.88%	1.97%	2.07%	2.23%	2.40%
Nontaxable	6.57	6.37	4.31	6.48	6.81
Total Securities	1.89	1.98	2.08	2.24	2.41

Federal funds sold and other investments	0.53	0.54	0.55	0.46	0.43

Loans, net	4.52	4.57	4.64	4.68	4.81

Total Earning Assets	3.39	3.43	3.53	3.54	3.63

Liabilities and Shareholders' Equity
Interest-bearing liabilities:
NOW	0.09	0.10	0.11	0.15	0.16
Savings deposits	0.05	0.06	0.09	0.11	0.10
Money market accounts	0.08	0.08	0.13	0.21	0.26
Time deposits	0.67	0.69	0.72	0.82	1.12
Federal funds purchased and other short term borrowings	0.18	0.21	0.23	0.24	0.25
Other borrowings	2.46	2.48	2.50	2.57	2.55

Total Interest-Bearing Liabilities	0.36	0.38	0.42	0.49	0.59

Interest expense as a % of earning assets	0.27	0.29	0.32	0.37	0.45
Net interest income as a % of earning assets	3.12	3.15	3.22	3.17	3.17

(1)	On a fully taxable equivalent basis. All yields and rates have been computed on an annualized basis using amortized cost.

Fees on loans have been included in interest on loans. Nonaccrual loans are included in loan balances.

INTEREST INCOME / EXPENSE(1)	(Unaudited)
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES

	QUARTER					Percent Change vs.
	2013		2012			1st Qtr	2nd Qtr
(Dollars in thousands)	Second	First	Fourth	Third	Second	2013	2012

Assets
Earning assets:
Securities:
Taxable	$3,008	$3,184	$3,130	$3,190	$3,309	(5.5)%	(9.1)%
Nontaxable	27	27	19	32	35	0.2	(22.7)
Total Securities	3,035	3,211	3,149	3,222	3,344	(5.5)	(9.2)

Federal funds sold and other investments	225	228	226	243	267	(1.2)	(15.8)

Loans, net	14,312	14,073	14,477	14,403	14,740	1.7	(2.9)

Total Earning Assets	17,572	17,512	17,852	17,868	18,351	0.3	(4.2)

Liabilities and Shareholders' Equity
Interest-bearing liabilities:
NOW	101	112	128	156	165	(10.0)	(38.9)
Savings deposits	24	26	36	42	39	(6.8)	(38.1)
Money market accounts	67	70	111	182	214	(4.7)	(68.8)
Time deposits	501	532	598	738	1,133	(5.7)	(55.7)
Federal funds purchased and other short term borrowings	73	83	75	86	92	(12.5)	(20.7)
Other borrowings	634	634	650	669	656	0.0	(3.3)

Total Interest-Bearing Liabilities	1,400	1,457	1,598	1,873	2,299	(3.9)	(39.1)

Net interest income	16,172	16,055	16,254	15,995	16,052	0.7	0.7

(1)	On a fully taxable equivalent basis. Fees on loans have been included in interest on loans

CONSOLIDATED QUARTERLY FINANCIAL DATA	(Unaudited)
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES

	2013			2012
(Dollars in thousands)	Second Quarter	First Quarter		Fourth Quarter	Third Quarter	Second Quarter

Customer Relationship Funding (Period End)
Demand deposits (noninterest bearing)
Commercial	$260,325	$246,849	#	$232,413	$220,225	$212,179
Retail	163,551	167,515		153,429	156,329	156,362
Public funds	29,487	26,166		21,799	16,103	11,168
Other	15,154	12,613		15,193	16,488	13,972
	$468,517	$453,144		$422,833	$409,145	$393,681

NOW accounts
Commercial	35,714	39,303		32,701	33,083	32,989
Retail	308,390	307,546		308,633	296,078	297,581
Public funds	108,965	136,065		168,037	91,316	89,877
	$453,069	$482,914		$509,371	$420,477	$420,448

Total Transaction Accounts
Commercial	296,039	286,152		265,114	253,308	245,168
Retail	471,941	475,060		462,062	452,407	453,943
Public funds	138,452	162,231		189,836	107,419	101,045
Other	15,154	12,613		15,193	16,488	13,972
	$921,586	$936,057		$932,205	$829,622	$814,129

Savings accounts	184,219	177,213		164,956	158,208	156,019

Money market accounts
Commercial	109,938	111,580		114,965	122,485	116,440
Retail	216,370	220,555		220,601	216,775	218,177
Public funds	9,639	9,081		8,349	9,015	11,574
	$335,947	$341,216		$343,915	$348,275	$346,191

Time certificates of deposit	296,857	307,678		317,886	343,361	373,244
Total Deposits	$1,738,611	$1,762,166		$1,758,961	$1,679,466	$1,689,584

Sweep repurchase agreements	160,934	161,678		136,803	122,393	139,489

Total core customer funding (1)	$1,602,688	$1,616,164		$1,577,878	$1,458,498	$1,455,829

(1) Total deposits and sweep repurchase agreements, excluding certificates of deposits.

QUARTERLY TRENDS - LOANS AT END OF PERIOD (Dollars in Millions)	(Unaudited)
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES

	2012				2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Installment loans to individuals
Automobile and trucks	$8.2	$8.1	$8.0	$7.8	$7.8	$7.5
Marine loans	21.1	20.8	23.0	18.4	15.4	16.7
Other	21.5	21.3	20.6	20.7	20.0	20.1
	50.8	50.2	51.6	46.9	43.2	44.3
Construction and land development to individuals
Lot loans	18.4	17.6	16.4	16.7	16.6	15.5
Construction	13.5	16.6	18.9	22.2	20.8	20.7
	31.9	34.2	35.3	38.9	37.4	36.2
Residential real estate
Adjustable	341.6	359.4	353.7	361.0	365.8	372.6
Fixed rate	96.2	95.4	99.7	99.0	98.2	97.5
Home equity mortgages	59.5	58.3	58.4	58.0	61.3	62.2
Home equity lines	53.0	50.8	50.6	51.4	49.3	49.1
	550.3	563.9	562.4	569.4	574.6	581.4

TOTAL CONSUMER	633.0	648.3	649.3	655.2	655.2	661.9

Commercial & financial	54.6	56.2	58.2	61.9	64.8	65.2

Construction and land development for commercial
Residential
Single family land and lots	6.0	5.9	5.8	5.6	4.9	5.0
Multifamily	4.9	4.7	4.6	4.3	3.9	3.9
	10.9	10.6	10.4	9.9	8.8	8.9
Commercial
Office buildings	0.3	-	-	-	1.1	1.6
Retail trade	-	-	-	-	-	1.8
Land	9.2	10.7	9.8	9.6	7.8	7.2
Healthcare	-	-	-	1.8	3.3	2.9
Churches and educational facilities	0.3	0.3	0.7	0.5	1.2	2.5
Convenience stores	1.4	1.4	-	-	-	-
	11.2	12.4	10.5	11.9	13.4	16.0

Total construction and land development	22.1	23.0	20.9	21.8	22.2	24.9

Commercial real estate
Office buildings	118.0	113.4	102.4	104.7	112.5	112.0
Retail trade	139.3	128.5	121.1	126.7	122.2	135.5
Industrial	70.0	72.0	71.3	72.6	73.4	83.3
Healthcare	40.2	42.0	35.8	40.7	39.4	42.1
Churches and educational facilities	27.0	26.7	26.2	28.6	26.9	26.4
Recreation	3.1	3.1	2.7	2.7	2.6	2.6
Multifamily	8.8	8.3	7.8	9.0	8.5	9.5
Mobile home parks	2.1	2.1	2.1	2.0	2.0	1.9
Lodging	19.4	19.3	19.1	18.7	18.0	17.5
Restaurant	4.6	4.7	4.4	3.5	3.6	3.5
Agricultural	7.6	7.4	7.3	6.1	5.9	7.1
Convenience stores	15.5	15.4	16.6	20.5	20.2	20.2
Marina	21.6	21.5	21.4	21.2	21.1	20.9
Other	29.3	29.3	35.6	29.8	25.1	31.1
	506.5	493.7	473.8	486.8	481.4	513.6

TOTAL COMMERCIAL	583.2	572.9	552.9	570.5	568.4	603.7

Other	0.2	0.2	0.3	0.4	0.2	0.3
	$1,216.4	$1,221.4	$1,202.5	$1,226.1	$1,223.8	$1,265.9

QUARTERLY TRENDS - INCREASE (DECREASE) IN LOANS BY QUARTER (Dollars in Millions) (Unaudited)
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES

	2012				2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Installment loans to individuals
Automobile and trucks	$(0.5)	$(0.1)	$(0.1)	$(0.2)	$-	$(0.3)
Marine loans	1.2	(0.3)	2.2	(4.6)	(3.0)	1.3
Other	(0.5)	(0.2)	(0.7)	0.1	(0.7)	0.1
	0.2	(0.6)	1.4	(4.7)	(3.7)	1.1
Construction and land development to individuals
Lot loans	0.5	(0.8)	(1.2)	0.3	(0.1)	(1.1)
Construction	4.8	3.1	2.3	3.3	(1.4)	(0.1)
	5.3	2.3	1.1	3.6	(1.5)	(1.2)
Residential real estate
Adjustable	7.5	17.8	(5.7)	7.3	4.8	6.8
Fixed rate	(0.8)	(0.8)	4.3	(0.7)	(0.8)	(0.7)
Home equity mortgages	(0.7)	(1.2)	0.1	(0.4)	3.3	0.9
Home equity lines	(1.9)	(2.2)	(0.2)	0.8	(2.1)	(0.2)
	4.1	13.6	(1.5)	7.0	5.2	6.8

TOTAL CONSUMER	9.6	15.3	1.0	5.9	0.0	6.7

Commercial & financial	1.5	1.6	2.0	3.7	2.9	0.4

Construction and land development for commercial
Residential
Single family land and lots	(0.2)	(0.1)	(0.1)	(0.2)	(0.7)	0.1
Multifamily	(0.2)	(0.2)	(0.1)	(0.3)	(0.4)	-
	(0.4)	(0.3)	(0.2)	(0.5)	(1.1)	0.1
Commercial
Office buildings	0.1	(0.3)	-	-	1.1	0.5
Retail trade	-	-	-	-	-	1.8
Land	(0.1)	1.5	(0.9)	(0.2)	(1.8)	(0.6)
Healthcare	-	-	-	1.8	1.5	(0.4)
Churches and educational facilities	0.2	-	0.4	(0.2)	0.7	1.3
Convenience stores	(0.3)	-	(1.4)	-	-	-
	(0.1)	1.2	(1.9)	1.4	1.5	2.6

Total construction and land development	(0.5)	0.9	(2.1)	0.9	0.4	2.7

Commercial real estate
Office buildings	(1.6)	(4.6)	(11.0)	2.3	7.8	(0.5)
Retail trade	(1.3)	(10.8)	(7.4)	5.6	(4.5)	13.3
Industrial	(0.7)	2.0	(0.7)	1.3	0.8	9.9
Healthcare	1.4	1.8	(6.2)	4.9	(1.3)	2.7
Churches and educational facilities	(0.4)	(0.3)	(0.5)	2.4	(1.7)	(0.5)
Recreation	(0.1)	-	(0.4)	-	(0.1)	-
Multifamily	(0.6)	(0.5)	(0.5)	1.2	(0.5)	1.0
Mobile home parks	(0.1)	-	-	(0.1)	-	(0.1)
Lodging	(0.2)	(0.1)	(0.2)	(0.4)	(0.7)	(0.5)
Restaurant	(0.1)	0.1	(0.3)	(0.9)	0.1	(0.1)
Agricultural	(1.2)	(0.2)	(0.1)	(1.2)	(0.2)	1.2
Convenience stores	0.4	(0.1)	1.2	3.9	(0.3)	-
Marina	0.3	(0.1)	(0.1)	(0.2)	(0.1)	(0.2)
Other	2.3	-	6.3	(5.8)	(4.7)	6.0
	(1.9)	(12.8)	(19.9)	13.0	(5.4)	32.2

TOTAL COMMERCIAL	(0.9)	(10.3)	(20.0)	17.6	(2.1)	35.3

Other	(0.4)	-	0.1	0.1	(0.2)	0.1
	$8.3	$5.0	$(18.9)	$23.6	$(2.3)	$42.1